UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2014

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 14, 2014, the Board of Directors of MDU Resources Group, Inc. (the “Company”) approved amendments to the Company’s Bylaws, effective August 14, 2014. The Company’s Bylaws, as amended and restated on August 14, 2014, are filed as Exhibit 3.1 hereto. A copy of the amended and restated Bylaws marked to show changes from the prior Bylaws is filed as Exhibit 3.2 hereto.

Advance Notice Provisions

Sections 2.08 and 2.09 of the Bylaws, which govern the process by which stockholders may nominate directors and propose other business for consideration at an annual meeting of stockholders, have been amended as follows:

•
a stockholder must be a stockholder of record at the time the notice is given and continue to be a stockholder of record at the time of the meeting (previously a stockholder only had to be entitled to vote at the meeting) in order to nominate a director or bring other business before the meeting;

•
a stockholder must give notice to the Company of his intent to make such nomination or propose such business not earlier than the 120th day (previously there was no beginning date for the notice period) and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders;

•
in the event the annual meeting is scheduled to be held more than 30 days prior to the first anniversary of the preceding year’s annual meeting or more than 30 (previously 60) days after such anniversary date, a stockholder must give notice not earlier than the 120th day (previously there was no beginning date for the notice period) prior to the scheduled date of the annual meeting and not later than the close of business on the 90th day prior to the scheduled date of the annual meeting or, if later, the 10th day following the date of public disclosure of the scheduled date of the annual meeting;

•
a stockholder providing notice of a director nomination must include a description of any other agreement, arrangement or understanding, including but not limited to those providing for any compensation, payment or other benefit, whether direct or indirect, that has been entered into within the 24-month period prior to the date of the notice (previously there was no look-back period) or is in effect as of the date of notice, between or among the stockholder, any stockholder associated person, any proposed nominee, any nominee associated person or any other person, and that relates to the nomination or the proposed nominee’s service as a director of the Company;

•
a stockholder providing notice of a director nomination must include information about any compensation, payment other benefit received, directly or indirectly, by any proposed nominee or any nominee associated person that relates to the nomination or the proposed nominee’s service as a director of the Company (previously this information was not specifically required to be included);

•
the written representations and agreements required to be included in a proposed nominee’s questionnaire, which is part of the stockholder’s notice of a director nomination pursuant to Section 2.08, have been amended to require the following additional representations by the proposed nominee: that such proposed nominee (i) would qualify for service as a director under Section 3.02 of the Bylaws, (ii) is not and will not become a party to or beneficiary of any agreement, arrangement or understanding, whether direct or indirect, with any person or entity other than the Company providing for, directly or indirectly, any compensation, payment or other benefit from any person or entity other than the Company, in each case that relates to such nomination or the proposed nominee’s service as a director of the Company (previously this disclosure was only required if it related to the proposed nominee’s service or action as a director), that has not been disclosed in the proposed nominee’s questionnaire (or any update or supplement thereto), or to the extent not required to be disclosed in the questionnaire (or any update or supplement thereto), within three business days thereafter in writing to the Company and (iii) has not received and will not receive, directly or indirectly, any compensation, payment or other benefit from any person or entity other than the Company, in each case that relates to such nomination or the proposed nominee’s service as a director of the Company, that has not been disclosed in the proposed nominee’s questionnaire (or any update or supplement thereto), or to the extent not required to be so disclosed, within three business days thereafter in writing to the Company (previously this disclosure was not specifically required);

•
a stockholder must update and supplement all information required to be included in the notice pursuant to Section 2.08 or Section 2.09, so that the information is accurate as of the record date for the meeting and as of the date that is ten business days prior to the meeting date or any adjournment or postponement thereof; this requirement to update and supplement also applies to the nominee’s questionnaire pursuant to Section 2.08 (previously only some of the information in the notice was required to be updated, and the update was required only as of the record date for the meeting); and

•
the term “qualified representative” has been defined as a person who is a duly authorized officer, manager or partner of a stockholder or authorized by a writing executed by the stockholder or an electronic transmission delivered by the stockholder to act for the stockholder as proxy at the annual meeting of stockholders, and who produces the writing or electronic transmission, or a reliable reproduction thereof, at the annual meeting.

The Company’s proxy statement for the annual meeting of stockholders held on April 22, 2014, in the sections entitled “2015 Annual Meeting of Stockholders - Director Nominations and - Other Meeting Business”, describes requirements under the Company’s Bylaws for stockholders who may wish to nominate directors or bring other business before the 2015 annual meeting. As a result of the amendments to the Bylaws discussed above, the deadline for stockholders to provide notice to the Company’s corporate secretary of a director nomination or proposal of other business remains January 22, 2015, but the earliest date for submitting such notice is now December 23, 2014. The notice must include the information specified in the Bylaws, and the stockholder must otherwise comply with the requirements of the Bylaws.

The Bylaw amendments do not affect the date by which stockholder proposals must be submitted to the Company under the Securities and Exchange Commission’s proxy rules, which remains November 12, 2014.
Director Qualifications
Section 3.02 of the Bylaws has been amended to provide that no person shall qualify for service as a director of the Company:

•	unless such person is in compliance with all applicable laws and regulatory requirements to which the Company’s directors may be subject in connection with service as director;

•	if such person is a named subject of, or has been convicted in during the prior ten years, a criminal proceeding (excluding traffic violations and other minor offenses);

•	if such person serves on the board of directors of more than two other public companies;

•
if such person is a party to or beneficiary of any agreement, arrangement or understanding, whether direct or indirect, with any person or entity other than the Company providing for, or if such person has received, directly or indirectly, from any person or entity other than the Company, any compensation, payment or other benefit relating to such person’s service as a director of the Company, subject to an exception for pre-existing employment agreements that are not materially modified and are disclosed to the Company;

•
if such person has attained the age of seventy-six (previously a person who was not an officer of the Company was ineligible to serve as a director beyond the first regular meeting of the Board of Directors after attaining age seventy-four); and

•	if such person is a former officer or former employee of the Company.

The foregoing description of the Bylaw amendments is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated on August 14, 2014, set forth in Exhibit 3.1 hereto.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Bylaws of MDU Resources Group, Inc., as amended and restated on August 14, 2014
3.2	Bylaws of MDU Resources Group, Inc., as amended and restated on August 14, 2014, marked to show changes from the Bylaws, as amended and restated on May 15, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2014

MDU RESOURCES GROUP, INC.

By:	/s/ Paul K. Sandness
Paul K. Sandness
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Bylaws of MDU Resources Group, Inc., as amended and restated on August 14, 2014
3.2	Bylaws of MDU Resources Group, Inc., as amended and restated on August 14, 2014, marked to show changes from the Bylaws, as amended and restated on May 15, 2014